UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 5, 2007

TRB SYSTEMS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-07242	22-3522572
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1472 Cedarwood Drive, Piscataway, New Jersey	08854
(Address of principal executive offices)	(Zip Code)

(877) 852-3600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01     Changes in Registrant’s Certifying Accountants

Effective January 16, 2007, the independent auditor for TRB Systems International, Inc. (the "Registrant"), Chang G. Park (“Park”) was dismissed, as Park had been engaged to audit the Registrant’s financial statements only for the year ended June 30, 2006. Park had been the Registrant’s independent auditor from July 10, 2006 to January 16, 2007. The registrant’s financial statements for the fiscal year ended June 30, 2005 were audited by the auditing firm, Oscar C. Ibarra, CPA (“Ibarra”), the Registrant’s independent auditing firm prior to Park. Ibarra’s firm declined to stand for re-election on July 1, 2006.  Their decision was the result of a decision that the accountant made to discontinue their PCAOB registration, as previously reported.

June 29, 2007, the Registrant engaged Stan J.H. Lee, CPA (“Lee”) to act as the Registrant's independent accountants.

Park did not give any adverse opinion, or disclaimer of opinion and had no reportable qualification or modification as to audit scope or accounting principles except as described herein. During the Registrant's most recent fiscal year and the period from the end of the most recently completed fiscal year through January 16, 2007, the date of Park’s resignation, there were no disagreements with Park on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Park would have caused it to make reference to such disagreements in its reports.

The Registrant's financial statements for the year ended June 30, 2007, will be audited by Lee. Park will not be involved in any way with the audit of the financial statements for the year ended June 30, 2007. The Registrant has authorized Lee to discuss any matter relating to the Registrant and its operations with Park.

The change in the Registrant's auditors was recommended and approved by the board of directors of the Registrant since the Registrant does not have an audit committee.

During the two most recent fiscal years ended June 30, 2005 and 2006, the Registrant did not consult with Lee regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or any matter that was the subject of a disagreement or a reportable event as defined in the regulations of the Securities and Exchange Commission.

Park has had the opportunity to review the disclosures contained in this 8-K report. The Registrant has advised Park that it has the opportunity to furnish the Registrant with a letter addressed to the Securities and Exchange Commission concerning any new information, clarifying the Registrant's disclosures herein, or stating any reason why Park does not agree with any statements made by the Registrant in this report. The Registrant undertakes to file that correspondence as an exhibit when amending this Report within the applicable time period.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

Exhibit No.                                                         Description

-------------    ---------------------------------------------------------------------------------------------

     16.2          Resignation Letter from Chang G. Park, CPA, PH.D dated January 16, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TRB SYSTEMS INTERNATIONAL, INC

By: /s/ Byung Yim

Name:  Byung Yim

Title:    President, Chief Executive Officer, and

             Chief Financial Officer

Date:  October 5, 2007